EXHIBIT 10 (ag)
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                                      LEASE

            AGREEMENT made this 1st day of August, 1997, to be effective as of September 1, 1997, between GIOVANNI CONTI and wife, LINA CONTI, both of the Town of Johnston, County of Providence, State of Rhode Island (hereinafter called the "Lessors") and Deli King, Inc., of 1 LaCroix Drive in the Town of West Warwick, County of Kent, State of Rhode Island (hereinafter called the "Lessee").

                              W I T N E S S E T H:

            1. The Lessors hereby lease to Lessee and Lessee hires from Lessors, upon and subject to the terms, covenants, conditions and provisions hereinafter set forth, the premises at:

                  That certain business premises known as 269 Rear Greenfield Avenue, in the Town of Johnston, County of Providence, State of Rhode Island presently occupied by Conti's Gourmet Sausage.

            2. The date of the commencement of the term of this Lease is to be September 1, 1997.

            3. The term of this Lease shall be two (2) years terminating on September 1, 1999, unless this Lease has been renewed.

            4. Lessors hereby warrant that they and no other person or corporation have the right to lease the premises hereby demised. Lessee shall have peaceful and quiet use and possession of the premises without hindrance on the part of the Lessors and Lessors shall warrant and defend such peaceful and quite use and possession against the claims of all persons claiming by, through or under the Lessors.

            5. Lessee shall pay to Lessors as rental for the premises the sum of EIGHT HUNDRED FIFTY AND 00/100 ($850.00) DOLLARS per month payable on the first (1st) day of each month during the continuance of this Lease. Lessors hereby acknowledge receipt from Lessee the sum of EIGHT HUNDRED FIFTY and 00/100 ($850.00) DOLLARS to be held as collateral security for the payment of any rentals and other sums of money for which Lessee shall become liable to Lessors under this Lease, and for faithful performance by Lessee of all other covenants and agreements made therein. At the termination of this Lease, or any renewal thereof, the Lessors shall return to Lessee the full amount of said security deposit less any sums required to be paid by Lessee to Lessors for the payment of rent or for a any sum which Lessors may expend or incur by reason of the Lessee's default of any terms of this Lease.

            6. Lessee shall keep in good order and condition and shall be responsible for repairs and maintenance of the interior portion of the demised premises and shall make such repairs as are necessary to keep same in good working order. Lessee shall also be obligated to maintain and repair the hot water heater and hanging air-cooling system, which shall remain the property of the Lessors. Lessee shall also be responsible for the maintenance and replacement of all glass windows.
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                  All repairs made on the interior of the demised premises are to be at the sole expense of the Lessee.

            7. Lessee shall use the demised premises only for the purpose of the manufacture and distribution of meat and poultry products at wholesale. Lessee agrees not to compete with the deli presently on the premises by selling at retail.

            8. All trade fixtures, appliances and equipment owned by Lessee and installed in the demised premises shall remain the property of the Lessee and shall be removable from time to time and also at the expiration of the term of this Lease, any extended period or other termination thereof.

            9. Lessee shall place all trash in the trash container that is presently on the property. In the event that a larger trash container is needed or more frequent removal of the trash is needed because of the volume generated by Lessee, Lessee agrees to pay the additional cost of said larger container or additional removals.

            10. Lessee shall pay for snow removal for ingress and egress to his portion of the demised premises.

            11. Lessee will not alter the premises without first obtaining Lessors' written approval of such alterations. Permanent improvements made by Lessee shall become the property of the Lessors and shall remain upon the premises.

            12. Lessors shall have the exclusive right to use all or any part of the roof, cellar and the exterior walls of the premises for any purpose.

            13. Lessors will provide and maintain the necessary mains and conduits to bring water, gas and electricity to the premises by the Lessee, whether supplied by Lessors, public utility or public authority, or any other person, firm or corporation.

            14. Lessee will not do or suffer to be done or keep or suffer to be kept anything in, upon or about the premises that will contravene Lessor's policies insuring against loss or damage by fire or other hazards. If anything done, omitted to be done or suffered to be done by Lessee kept or suffered by Lessee to be kept in, about or upon the premises shall cause the rate of fire or other insurance on the premises to be increased beyond the minimum rate from time to time applicable to the premises for the use and purposes permitted under this Lease or to such other property for the use and uses made thereof, Lessee shall pay the amount of such increase promptly upon Lessors' demand.

            15. If the premises shall be damaged by fire, the elements, unavoidable accident or other cause but are not thereby rendered untenantable in whole or in part, Lessors shall promptly, at their own expense, cause such damage to be repaired and the rent to be abated until the repairs by completed. If, by reason of such occurrence, the premises shall be rendered wholly untenantable, this Lease, and the tenancy hereby creased, shall cease as of the date of such occurrence.

            16. Lessee shall, at their own expense, during the term hereof maintain and deliver to the Lessors public liability and property damage insurance policies with respect to the demised premises in which both Lessors and Lessee shall be named as insured with a combined single
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                  limit of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS for
                  injuries, death and/or property damage.

            17. Lessee has the option to renew this Lease under the same terms and conditions except as to rent for an additional two (2) year period commencing September 1, 1999 and terminating on September 1, 2001.

            18. In the event that Lessee exercises the option to renew this Lease for an additional two (2) year period commencing September 1, 1999, Lessee shall pay to Lessors, as rental for the premises, the sum of EIGHT HUNDRED SEVENTY-FIVE and 00/100 ($875.00) DOLLARS per month, payable on the first (1st) day of each month during the continuance of this Lease. Lessee shall pay to Lessors an additional TWENTY-FIVE and 00/100 ($25.00) DOLLARS to increase the security deposit to EIGHT HUNDRED SEVENTY-FIVE and 00/100 ($875.00) DOLLARS to be held as collateral security for the payment of any rentals or other sums of money for which Lessee might become liable to Lessors under this Lease and for the faithful performance by Lessee of all other covenants and agreements made herein. At the termination of this renewal period, Lessors shall return to Lessee the full amount of said security deposit less any sums required to be paid by Lessee to Lessors for the payment of rent for any sum which Lessors may expend or incur by reason of the Lessee" default of any terms of this Lease.

            19. Lessors and Lessee agree that in the event the United States Department of Agriculture determines that the physical structure of the leased premises is not in compliance with the rules and regulations of the United States Department of Agriculture, so that the rights, privileges and benefits as granted by the United States Department of Agriculture in License NO. 19141 are terminated, then and in that event, Lessors may terminate this Lease upon furnishing proof of said termination or cancellation because the physical structure of the building is not in compliance with the rules and regulations of the United States Department of Agriculture.

            20. All notices from Lessee to Lessors required or permitted by the provisions of this Lease shall be in writing and sent by certified mail to lessors at 106 Brown Avenue, Johnston, Rhode Island 02919.

                  All notices from Lessors to Lessee so required or permitted shall be in writing and sent certified mail to Lessee at 1 LaCroix Drive, West Warwick, Rhode Island 02893.

            21. This Lease shall be construed under the laws of the State of Rhode Island.

Lease to be executed as of the date and year first above written.


                                    /s/ Giovanni Conti.
---------------------------         ------------------------------
         Witness                    GIOVANNI CONTI


                                    /s/ Lina Conti
---------------------------         ------------------------------
         Witness                    LINA CONTI
                                    DELI KING, INC.


                                    BY: /s/ Ronald M. Gagnon
---------------------------         ------------------------------
         WITNESS                    Name: RONALD M. GAGNON
                                    Title: President
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STATE OF RHODE ISLAND
COUTY OF PROVIDENCE

In that on the 2nd day of September, 1997, before me personally appeared Giovanni Conti and Lina Conti to me known and known by me to be the parties executing the foregoing; and they acknowledged said instrument, by them executed, to be their free act and deed.


                                  ----------------------------------------------
                                  Notary Public

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

In that on the 2nd day of September, 1997, before me personally appeared Ronald
M. Gagon, the President of Deli King, Inc., to me known and known by me to be the party executing the foregoing instrument and he acknowledged said instrument, by him executed, to be his free act and deed and the free act and deed of Deli King. Inc.


                                  ----------------------------------------------
                                  Notary Public

                              MODIFICATION OF LEASE

            AGREEMENT made this 1st day of November, 1997, to be effective as of January 1, 1998, between GIOVANNI CONTI and wife, LINA CONTI, both of the Town of Johnston, County of Providence, State of Rhode Island (hereinafter called the "Lessors") and Deli King, Inc., of 1 LaCroix Drive in the Town of West Warwick, County of Kent, State of Rhode Island (hereinafter called the "Lessee").

                              W I T N E S S E T H:

            WHEREAS, Lessors have leased to Lessee a certain business premises Known as 269 Rear Greenville Avenue in the Town of Johnston, County of Providence, State of Rhode Island, formerly occupied by Conti's Gourmet Sausage; and

            WHEREAS, Lessee has expressed a desire to lease additional space adjacent to that premises formerly occupied by Conti's Gourmet Sausage; and

            WHEREAS, Lessors own and control the additional space that Lessee desires to lease; and

            WHEREAS, said additional space contains a walk-in freezer, so-called; and

            WHEREAS, partitions have been installed providing security of the business premises presently occupied by Lessee and other partitions have been removed allowing access to said additional space, the parties agree to modification of the lease as follows:

            1. Paragraph 1 shall include the additional premises as part of the property being leased, Paragraph 2 and 3 shall remain unchanged.

            2. Paragraph 5 shall provide for an additional rental of ONE HUNDRED and 00/100 ($100.00) DOLLARS increasing the rent from EIGHT HUNDRED FIFTY and 00/100 ($850.00) DOLLARS per month to NINE HUNDRED FIFTY and 00/100 ($950.00) DOLLARS per month commencing on January 1, 1998 and continuing until September 1, 1999.

                  All other terms of the lease shall remain the same except for Paragraph 18. In the event the Lessee exercises the option to renew the lease for an additional two (2) year period commencing September 1, 1999, the rent shall be NINE HUNDRED SEVENTY-FIVE and 00/100 DOLLARS per month and Lessee shall pay to Lessors ONE HUNDRED TWENTY-FIVE and 00/100 ($125.00) DOLLARS to increase the security deposit to NINE HUNDRED SEVENTY-FIVE and 00/100 ($975.00) DOLLARS.

                              IN WITNESS WHEREOF, Lessors and Lessee have
                  executed this Modification of Lease this ________day of November 1997.


                                /s/Giovanni Conti
                                -------------------------------------
                                 GIOVANNI CONTI


                                /s/ Lina Conti
                                -------------------------------------
                                LINA CONTI
                                DELI KING, INC.


                                By: /s/Ronald M. Gagnon
                                -------------------------------------
                                RONALD M. GAGNON
                                PRESIDENT

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

In Johnston on the 1st day of November, 1997, before me personally appeared the above named to me known and known by me to be the parties executing the foregoing instrument and they acknowledged said instrument, by them executed, to be their free act and deed.

                                /s/
                                -------------------------------------
                                NOTARY PUBLIC